EXHIBIT 99.1
SECOND LETTER AMENDMENT
Dated as of February 16, 2006
Deutsche Bank Trust Company Americas,
     as Administrative Agent under the
     Credit Agreement referred to below
60 Wall Street
New York, New York 10005
               Re: Grubb & Ellis Company Credit Facility
Ladies and Gentlemen:
          Reference is made to the Amended and Restated Credit Agreement dated as of April 14, 2006 (the “Original Credit Agreement”) by and among Grubb & Ellis Company (the “Borrower”), the guarantors named therein, Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger, as amended by that certain First Letter Amendment, dated as of June 16, 2006 (the “First Letter Amendment” and, the Original Credit Agreement as so amended, the “Credit Agreement”) , by and among the Borrower, the guarantors named therein, the Administrative Agent and the other parties named therein. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.
          It is hereby agreed by you and us as follows:
          1. Amendments to Credit Agreement. (a) The following definitions set forth in Section 1.01 of the Credit Agreement are hereby stricken: “First Amendment Effective Date”, “Initial Term Advance”, “Signing Bonus Payments” and “Special Term Loan Repayment”.
      (b) The last sentence of the definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
      “Notwithstanding the foregoing, the Applicable Margin shall be 3.50% from and including the Second Amendment Effective Date to and including June 30, 2007 and at Pricing Level I from and including July 1, 2007 to and including December 31, 2007.”
      (c) The definition of “EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended:
           (i) by replacing “(including non-cash charges relating to Signing Bonus Payments)” in subsection (f) thereof with “(including non-cash charges in an amount not to exceed $4,000,000 in the relevant Measurement Period relating to the amortization of New Hire Bonuses)”; and
           (ii) by adding at the end thereof the following new sentence:
     “The sale by the Borrower of its interest in LoopNet, Inc. during the fiscal quarter ending December 31, 2006 (the “Loopnet Sale”) is deemed to be in the ordinary course of business; and, therefore, the gain realized on such sale shall not be excluded from the computation of EBITDA for the relevant Measurement Periods.”

      (d) The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated to read as follows:
     “Agreement” means the Existing Agreement, as amended by the Second Amendment.
     “Excess Cash Flow” means , for any Measurement Period, an amount equal to (a) Consolidated EBITDA for such Measurement Period less (b) the sum of (i) Consolidated Fixed Charges for such Measurement Period and (ii) New Hire Bonuses to the extent made in such Measurement Period.
     “Existing Agreement” means the Amended and Restated Credit Agreement dated as of April 14, 2006 by and among the Borrower, the guarantors named therein, the Administrative Agent, and the other parties named therein, as amended by that certain First Letter Amendment, dated as of June 16, 2006 by and among the Borrower, the guarantors named therein, the Administrative Agent and the other parties named therein.
     “Existing Term Pro Rata Share” of any amount means, with respect to each Term Lender (under and as defined in the Existing Agreement), the product of such amount times a fraction the numerator of which is the amount of such Term Lender’s Term Commitment (under and as defined in the Existing Agreement) immediately prior to the Second Amendment Date and the denominator of which is the Term Facility (under and as defined in the Existing Agreement) immediately prior to the Second Amendment Date.
      (e) The following new definitions are hereby inserted into Section 1.01 of the Credit Agreement in proper alphabetical order:
     “Adjusted Excess Cash Flow” means, for any period, an amount equal to (a) Consolidated EBITDA for such period less (b) Consolidated Fixed Charges for such period.
     “Assuming Lender” has the meaning specified in Section 2.19(d).
     “Assumption Agreement” has the meaning specified in Section 2.19(d).
     “Commitment Date” has the meaning specified in Section 2.19(b).
     “Commitment Increase” has the meaning specified in Section 2.19(a).
     “Cost Basis” means, with respect to any real property, the sum of (a) the acquisition cost of such real property and (b) the cost of any capital expenditures made (or, solely in the case of Section 2.06(e), planned to be made) with respect to such real property.
     “Customary Carve-Out Agreement” has the meaning specified in the definition of “Non-Recourse Debt.”
     “Increase Date” has the meaning specified in Section 2.19(a).
     “Increasing Lender” has the meaning specified in Section 2.19(b).

     “Limited Purpose Subsidiary” means (a) a Domestic Subsidiary of the Borrower which is a wholly owned Subsidiary and (b) any wholly owned Domestic Subsidiary of a Limited Purpose Subsidiary, provided that, in each case, such Subsidiary satisfies each of the following conditions: (i) the Limited Purpose Subsidiary is organized solely for the purpose of acquiring (on terms and conditions satisfactory to the Administrative Agent) and improving (including by way of making capital expenditures in connection therewith) certain real property more particularly described on Schedule IV or such other real property as the Administrative Agent may approve in its sole discretion and (ii) the purposes of the Limited Purpose Subsidiary are limited to those consistent with or incidental to the foregoing. Each Limited Purpose Subsidiary shall be a Restricted Subsidiary for all purposes, except that each Limited Purpose Subsidiary shall be disregarded (that is, deemed to be an Unrestricted Subsidiary solely) for purposes of determining compliance with the financial covenants set forth in Section 5.04. The terms and conditions of the acquisition of the properties identified as items A. and B. on Schedule IV hereto as set forth in those certain Forms 8-K filed with the Securities and Exchange Commission on October 30, 2006 and February 12, 2007 (in each case, as updated through the date hereof) have been approved by the Administrative Agent.
     “Loopnet Sale” has the meaning specified in the definition of “EBITDA.”
     “Net Cash Proceeds” means, (a) with respect to any direct or indirect sale, lease, transfer or other disposition of any real property of a Limited Purpose Subsidiary, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such sale, lease, transfer or other disposition (including any cash or Cash Equivalents received by way of a permitted deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Non-Recourse Debt that is secured by such asset and that is required to be repaid in connection with such sale, lease, transfer or other disposition thereof, (B) the reasonable and customary out-of-pocket costs, fees, commissions, premiums and expenses incurred by the relevant Limited Purpose Subsidiary, and (C) federal, state, provincial, foreign and local taxes reasonably estimated (on a Consolidated basis) to be actually payable within the current or the immediately succeeding tax year as a result of any gain recognized in connection therewith, and (b) with respect the incurrence of any Non-Recourse Debt by any Limited Purpose Subsidiary, the excess of (i) the sum of the cash received in connection with such incurrence over (ii) the out-of-pocket costs, fees, commissions, premiums and expenses incurred by the Limited Purpose Subsidiary in connection with such incurrence to the extent such amounts were not deducted in determining the amount referred to in clause (i).
     “Non-Recourse Debt” means Debt for Borrowed Money with respect to which recourse for payment is limited to (a) any building(s) or parcel(s) of real property or any related assets encumbered by a Lien securing such Debt for Borrowed Money and/or (b) the general credit of the Property-Level Subsidiary that has incurred such Debt for Borrowed Money, and/or the direct Equity Interests therein, it being understood that the instruments governing such Debt may include customary carve-outs to such limited recourse (any such customary carve-outs or agreements limited to such customary carve-outs, being a “Customary Carve-Out Agreement”) such as, for example, personal recourse to the Borrower or any Subsidiary of the Borrower for fraud, misrepresentation, misapplication or misappropriation of cash, waste, environmental claims, damage to properties, non-payment of taxes or other liens despite the existence of sufficient cash flow, interference with the enforcement of loan documents upon maturity or acceleration, voluntary or involuntary bankruptcy filings, violation of loan document prohibitions against transfer of properties or ownership interests therein and liabilities and other circumstances customarily excluded by lenders from exculpation provisions and/or included in separate indemnification and/or guaranty agreements in non-recourse financings of real estate.
     “Property-Level Subsidiary” means any direct or indirect Limited Purpose Subsidiary of the Borrower that holds a direct fee interest in any real property and related assets.
     “Proposed Increased Commitment” has the meaning specified in Section 2.19(b).
     “Purchasing Lender” has the meaning specified in Section 2.19(e).
     “Second Amendment” means the Second Letter Amendment, dated as of February 15, 2007, by and among the Borrower, the guarantors named therein, the Administrative Agent and the other parties named therein.
     “Second Amendment Effective Date” means the date on which all of the conditions precedent to effectiveness of the Second Amendment have been satisfied.
     “Selling Lender” has the meaning specified in Section 2.19(e).
      (f) Section 2.01(a) of the Credit Agreement is hereby amended and restated to read as follows:
     “(a) The Term Advances. Subject to the terms and conditions hereinafter set forth, the Lenders agree to make advances (each such advance, a “Delayed Draw Term Advance” or a “Term Advance”) to the Borrower from time to time on any Business Day during the period from the Second Amendment Effective Date until the Termination Date in respect of the Term Facility in an amount for each such Advance not to exceed such Lender’s Unused Term Commitment at such time. Each Term Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $500,000 in excess thereof and shall consist of Term Advances made simultaneously by the Term Lenders ratably according to their Term Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. The Borrower covenants and agrees that it shall fully draw the Term Commitments on or before the date on which the closing of the acquisition of the second of the three assets enumerated on Schedule IV is consummated; and, that if the foregoing covenant is not satisfied, notwithstanding anything herein to the contrary, the unused portion of the aggregate Term Commitments of the Term Lenders will be automatically and permanently reduced to zero.”
      (g) Section 2.06 of the Credit Agreement is hereby amended by (i) replacing “(b) and (c) above” in Section 2.06(d) with “(b), (c) and (e) of this Section 2.06” and (ii) inserting the following new Section 2.06(e) immediately following Section 2.06(d):
     “(e) Other Mandatory Prepayment Events. (i) In the event that the aggregate Net Cash Proceeds of Non-Recourse Debt permitted under Section 5.02(b)(iv) is greater than the lesser of (x) $124,500,000 and (y) 75% of the Cost Basis of any real property securing such Non-Recourse Debt, the Borrower shall be required to prepay any Advances then outstanding in a principal amount equal to the excess of the aggregate Net Cash Proceeds of Non-Recourse Debt over the lesser of (x) $124,500,000 and (y) 75% of the Cost Basis of any real property securing such Non-Recourse Debt.

     (ii) In the event that the sale contemplated by Section 5.02(e)(v) is not consummated on or before September 30, 2007, the Borrower shall (i) on or before the 40th day following the end of each fiscal quarter, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings in an amount equal to the amount of Adjusted Excess Cash Flow for such calendar quarter and (ii) upon the consummation of the sale of the real property (whether direct or indirect) held by any Limited Purpose Subsidiary, prepay Advances in a principal amount equal to 100% of the Net Cash Proceeds of such sale.
     (iii) Upon the consummation of the sale of the real property (whether direct or indirect) contemplated by Section 5.02(e)(v)(A), prepay Advances in a principal amount equal to 100% of the Net Cash Proceeds of such sale.
     (iv) Each such prepayment under this Section 2.06(e) shall be applied ratably, first, to the Term Facility and to the installments of each Term Facility pro rata and, second, to the Revolving Credit Facility as set forth in Section 2.06(b)(iii) above.”
      (h) Section 2.14 of the Credit Agreement is hereby amended and restated to read as follows:
     “SECTION 2.14 Use of Proceeds. The proceeds of all Delayed Draw Term Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely for the purpose of financing Investments permitted under Section 5.02(f)(xi). The proceeds of the Revolving Credit Advances and issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely (u) to finance Investments permitted under Section 5.02(f)(xi), (v) to finance Permitted Acquisitions by the Borrower or its Restricted Subsidiaries, (w) to provide working capital for the Borrower and its Restricted Subsidiaries, (x) to finance acquisitions by the Borrower or its Restricted Subsidiaries, (y) to finance, from and after the date hereof, the repurchase or exchange by the Borrower of Equity Interests and related payments permitted pursuant to Section 5.02(g)(iv) and (z) for other general corporate purposes.”
      (i) Section 2.18 of the Credit Agreement is hereby amended and restated to read as follows:
     “SECTION 2.18 Reallocation of Lender Pro Rata Shares. The Term Advances and Revolving Credit Advances made under the Existing Agreement shall be deemed to made under this Agreement on the date hereof, without executing any other documentation, and shall be reallocated as follows:
     (a) On the Second Amendment Effective Date, each Lender that will have a greater Revolver Pro Rata Share upon the Second Amendment Effective Date than its Pro Rata Share (under and as defined in the Existing Agreement) immediately prior to the Second Amendment Effective Date (including any New Lender with a Revolving Credit Commitment) (each, a “Purchasing Revolving Lender”), without executing an Assignment and Acceptance, shall be deemed to have purchased assignments pro rata from each Lender that will have a smaller Revolver Pro Rata Share upon the Second Amendment Effective Date than its Pro Rata Share (under and as defined in the Existing Agreement) immediately prior to the Second Amendment Effective Date (each, a “Selling Revolving Lender”) in all such Selling Revolving Lenders’ rights and obligations under this Agreement and the other Loan Documents as a Lender with respect to the Revolving Credit Commitments (collectively, the “Assigned Revolver Rights and Obligations”) so that, after giving effect to such assignments, each Lender shall have its respective Revolver Pro Rata Share as set forth in Schedule I. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the loans and without recourse, representation or warranty, except that each Selling Revolving Lender shall be deemed to represent and warrant to each Purchasing Revolving Lender that the Assigned Revolver Rights and Obligations of such Selling Revolving Lender are not subject to any Liens created by that Selling Revolving Lender.
     (b) On the Second Amendment Effective Date, each Lender that will have a greater Term Pro Rata Share upon the Second Amendment Effective Date than its Existing Term Pro Rata Share immediately prior to the Second Amendment Effective Date (including any New Lender with a Term Commitment) (each, a “Purchasing Term Lender”), without executing an Assignment and Acceptance, shall be deemed to have purchased assignments pro rata from each Lender that will have a smaller Term Pro Rata Share upon the Second Amendment Effective Date than its Existing Term Pro Rata Share immediately prior to the Second Amendment Effective Date (each, a “Selling Term Lender”) in all such Selling Term Lenders’ rights and obligations under this Agreement and the other Loan Documents as a Lender with respect to the Term Commitments (collectively, the “Assigned Term Rights and Obligations”) so that, after giving effect to such assignments, each Lender shall have its respective Term Pro Rata Share as set forth in Schedule I. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the loans and without recourse, representation or warranty, except that each Selling Term Lender shall be deemed to represent and warrant to each Purchasing Term Lender that the Assigned Term Rights and Obligations of such Selling Term Lender are not subject to any Liens created by that Selling Term Lender.
     (c) The Administrative Agent shall calculate the net amount to be paid or received by each Lender in connection with the assignments effected hereunder on the Second Amendment Effective Date. Each Lender required to make a payment pursuant to this Section shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 Noon (New York time) on the Second Amendment Effective Date. The Administrative Agent shall distribute on the Second Amendment Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section, pro rata in proportion to the amount each such Lender is entitled to receive at the primary address set forth in Schedule I or at such other address as such Lender may request in writing to the Administrative Agent.”
      (j) The following new Section 2.19 is hereby inserted into the Credit Agreement immediately following Section 2.18:
     “SECTION 2.19 Increase in the Aggregate Commitments. (a) The Borrower may, at any time (but no more than once in any consecutive 12-month period), by written notice to the Administrative Agent, request an increase in the aggregate amount of the Revolving Credit Commitments by not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof (each such proposed increase, a “Commitment Increase”) to be effective as of a date that is at least 90 days prior to the scheduled Termination Date then in effect (the “Increase Date”) as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of the Revolving Credit Commitments at any time exceed $80,000,000.00, (ii) in no event shall the Borrower submit more than four separate requests for a Commitment Increase hereunder, and (iii) on the date of any request by the Borrower for a

Commitment Increase and on the related Increase Date, the applicable conditions set forth in Article III shall be satisfied.
     (b) The Administrative Agent shall promptly notify the Lenders of each request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the “Commitment Date”). Each Lender that is willing to participate in such requested Commitment Increase (each, an “Increasing Lender”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Commitment (the “Proposed Increased Commitment”). If the Lenders notify the Administrative Agent that they are willing to increase the amount of their respective Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated to each Lender willing to participate therein in an amount equal to the Commitment Increase multiplied by the ratio of each Lender’s Proposed Increased Commitment to the aggregate amount of Proposed Increased Commitments.
     (c) Promptly following each Commitment Date, the Administrative Agent shall notify the Borrower as to the amount, if any, by which the Lenders are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Lenders are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, then the Borrower may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date; provided, however, that the Commitment of each such Eligible Assignee shall be in an amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof.
     (d) On each Increase Date, each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.19(c) (an “Assuming Lender”) shall become a Lender party to this Agreement as of such Increase Date and the Commitment of each Increasing Lender for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.19(b)) as of such Increase Date; provided, however, that the Administrative Agent shall have received at or before 12:00 Noon (New York City time) on such Increase Date the following, each dated such date:
           (i) an assumption agreement from each Assuming Lender, if any, in form and substance satisfactory to the Borrower and the Administrative Agent (each, an “Assumption Agreement”), duly executed by such Assuming Lender, the Administrative Agent and the Borrower; and
           (ii) confirmation from each Increasing Lender of the increase in the amount of its Commitment in a writing satisfactory to the Borrower and the Administrative Agent.
On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.19(d), the Administrative Agent shall notify the Lenders (including, without limitation, each Assuming Lender) and the Borrower, at or before 1:00 P.M. (New York City time), by telecopier or telex, of the occurrence of the

Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Assuming Lender on such date.
     (e) On the Increase Date, to the extent the Advances then outstanding and owed to any Lender immediately prior to the effectiveness of the Commitment Increase shall be less than such Lender’s Pro Rata Share (calculated immediately following the effectiveness of the Commitment Increase) of all Advances then outstanding and owed to all Lenders (each such Lender, including any Assuming Lender, a “Purchasing Lender”), then such Purchasing Lender, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding and owed to each Lender that is not a Purchasing Lender (a “Selling Lender”) in an amount sufficient such that following the effectiveness of all such assignments the Advances outstanding and owed to each Lender shall equal such Lender’s Pro Rata Share (calculated immediately following the effectiveness of the Commitment Increase on the Increase Date) of all Advances then outstanding and owed to all Lenders. The Administrative Agent shall calculate the net amount to be paid by each Purchasing Lender and received by each Selling Lender in connection with the assignments effected hereunder on the Increase Date. Each Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Increase Date. The Administrative Agent shall distribute on the Increase Date the proceeds of such amount to each of the Selling Lenders entitled to receive such payments at its Applicable Lending Office. If in connection with the transactions described in this Section 2.19 any Lender shall incur any losses, costs or expenses of the type described in Section 9.04(c), then the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, costs or expenses reasonably incurred.”
      (k) Section 4.01(a) of the Credit Agreement is hereby amended and restated to read as follows:
     “(a) The Borrower and each of its Restricted Subsidiaries (i) is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) subject to Section 5.01(r)(i), is duly qualified and in good standing in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect, and (iii) has all requisite power and authority (including, without limitation, all Governmental Authorizations) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding Equity Interests in the Borrower have been validly issued and are fully paid, non-assessable and owned free and clear of all Liens.”
      (l) Section 5.01(i) of the Existing Credit Agreement is hereby amended and restated to read as follows:
     (i) Transactions with Affiliates. Conduct, and cause each of its Restricted Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are no less favorable to the Borrower or such Restricted Subsidiary than it would obtain in a comparable arm’s-length transaction with a Person not an Affiliate; provided, however, any such transaction must be in the ordinary course of business of the Borrower or such Restricted Subsidiary or permitted under Section 5.02(e)(v). Each of the GERA Agreements is permitted hereunder.
      (m) Section 5.01(j) of the Credit Agreement is hereby amended by (i) replacing “, and” in Section 5.01(j)(vi) with “,”, (ii) replacing “,” in Section 5.01(j)(vii) with “, and” and (iii) inserting the following new Section 5.01(j)(viii) immediately following Section 5.01(j)(vii):
     “(viii) in connection with the formation or acquisition of a Limited Purpose Subsidiary, within 10 days after such formation or acquisition, cause each such Limited Purpose Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent a pledge, security agreement supplement and other security agreements as specified by, and in form and substance satisfactory to, the Administrative Agent, so as to create a first priority Lien on the Equity Interests in such Limited Purpose Subsidiary in favor of the Administrative Agent on behalf of the Lenders securing payment of all of the obligations of such Limited Purpose Subsidiary under the Loan Documents. For avoidance of doubt, Sections 5.01(j)(i) through 5.01(j)(vi) shall not apply with respect to any Subsidiary that is a Limited Purpose Subsidiary and Section 5.01(j)(vii) shall only apply with respect to any Subsidiary that is a Limited Purpose Subsidiary to the extent the same relate to matters customary and prudent in the context of the taking of a mortgage or a pledge of Equity Interests, as applicable.
      (n) The following new Section 5.01(s) is hereby inserted into the Credit Agreement immediately following Section 5.01(r):
     “(s) In the event that the sale contemplated by Section 5.02(e)(v)(A) is not consummated on or before September 30, 2007, the Borrower shall (i) to the extent permitted by the agreements or instruments governing the related Non-Recourse Debt permitted under Section 5.02(iv) and subject and subordinate to any Lien securing such Non-Recourse Debt, at the sole discretion of the Administrative Agent, mortgage the real property that is the subject of Section 5.02(e)(v)(A) in favor of the Administrative Agent on behalf of the Lenders, to secure the Obligations of the Loan Parties under the Loan Documents pursuant to mortgages, deeds of trust or similar instruments in form and substance satisfactory to the Administrative Agent and, notwithstanding the last sentence of Section 5.01(j)(viii), comply, if requested by the Administrative Agent, with Sections 5.01(j)(v) and (j)(vi) to the extent the same relate to matters customary and prudent in the context of the taking of a mortgage, and (ii) cause the (direct or indirect) sale of all real property held by each Limited Purpose Subsidiary to be sold in one or more transactions consistent with Section 5.02(e)(v)(B) on or before March 31, 2008;”
      (o) Section 5.02(a) of the Credit Agreement is hereby amended by (i) striking “and” at the end of Section 5.02(a)(viii), (ii) replacing “.” with “; and” at the end of clause (ix) and (iii) inserting a new clause (x) immediately following clause (ix), which new clause (x) shall read as follows:
     “(x) Liens securing Non-Recourse Debt permitted under Section 5.02(b)(iv), provided that no such Lien shall extend to or cover any Collateral.”
      (p) Section 5.02(b) of the Credit Agreement is hereby amended by (i) striking “and” at the end of Section 5.02(b)(ii), (ii) replacing “;” with “; and” at the end of clause (iii) and (iii)

inserting a new clause (iv) immediately following clause (iii) and before the proviso, which new clause (iv) shall read as follows:
     “(iv) in the case of any Limited Purpose Subsidiary, Non-Recourse Debt, provided that, notwithstanding the treatment of Limited Purpose Subsidiaries as Unrestricted Subsidiaries for financial covenant purposes, the Borrower is in compliance with Section 5.04(a) without regard to the proviso thereto;”
      (q) Section 5.02(c) of the Credit Agreement is amended and restated to read as follows:
     (c) Change in Nature of Business. Make, or permit any of its Restricted Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof; or engage in, or permit any of its Restricted Subsidiaries to engage in, any business other than businesses that are reasonably related to the real estate services business, or other services businesses (in the scope that is currently operated by the “Business Services” unit of Grubb & Ellis Management Services, Inc.) or, with respect to any Limited Purpose Subsidiary, the ownership and operation of real property.
      (r) Section 5.02(d)(v) of the Credit Agreement is hereby stricken in its entirety.
      (s) Section 5.02(e)(v) of the Credit Agreement is hereby amended and restated to read as follows:
     “(v) the (direct or indirect) sale of real property acquired pursuant to Section 5.02(f)(xi) to (A) GERA for no less than the aggregate Cost Basis or (B) an unaffiliated third party in accordance with Section 5.01(s) for fair market value and consideration consisting of at least 95% cash.”
      (t) Section 5.02(f)(xi) of the Credit Agreement is hereby amended and restated to read as follows:
     “(xi) Investments by the Borrower or one or more Restricted Subsidiaries in a Limited Purpose Subsidiary in an aggregate amount not to exceed $42,500,000 to facilitate the acquisition of certain real property (and capital expenditures relating to such real property), which real property shall be acquired with the expectation that it be sold (directly or indirectly) to GERA in accordance with Section 5.02(e)(v)(A) on or before September 30, 2007 or otherwise in accordance with Section 5.01(s), provided that any such Investments by the Borrower or one or more Restricted Subsidiaries are made on or before the earlier of (A) the date on which such real property is sold in accordance with Section 5.02(e)(vi) and (B) March 31, 2008; and, for the avoidance of doubt, any Non-Recourse Debt incurred under Section 5.02(b)(iv) shall not counted against the $42,500,000 limitation set forth in this Section 5.02(f)(xi);”
      (u) Section 5.02(g)(i) of the Credit Agreement is hereby amended and restated to read as follows:
     “(i) After the earlier of (A) the date on which the (direct or indirect) sale contemplated under Section 5.02(e)(v)(A) is consummated and (B) the date on which the last (direct or indirect) sale of real property contemplated under Section 5.02(e)(v)(B) is consummated, the Borrower may declare and pay dividends in any Fiscal Year in an aggregate amount of up to 100% of Excess Cash Flow for the most recent Fiscal Year for which financial statements are available.”
      (v) Section 5.02(i) of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:
     “Notwithstanding the foregoing, subject to the Administrative Agent’s approval (which approval shall not be unreasonably withheld or delayed), any Limited Purpose Subsidiary may amend its constitutive documents in connection with any Non-Recourse Debt permitted under Section 5.02(b)(iv).”
      (w) Section 5.02(k) of the Credit Agreement is hereby amended by (i) replacing “and” with “,” at the end of clause (ii), (ii) striking “,” at the end of clause (iii) and (iii) inserting a new clause (iv) immediately following clause (iii), which new clause (iv) shall read as follows:
     “or (iv) the prepayment of any Non-Recourse Debt in connection with the (direct or indirect) sale of any Investment in real property pursuant to Section 5.01(s) or Section 5.02(e)(v),”
      (x) Section 5.02(l)(ii)(B) of the Credit Agreement is hereby amended and restated to read as follows:
     “(B) any purchase money Debt permitted by Section 5.02(b)(iii)(B) or any Non-Recourse Debt permitted by Section 5.02(b)(iv), in each case solely to the extent that the agreement or instrument governing such Debt or Non-Recourse Debt prohibits a Lien on the property subject thereto,”
      (y) Section 5.02(o)(ii) of the Credit Agreement is hereby amended and restated to read as follows:
     “(ii) as permitted under Section 5.02(f)(i), (v), (vii) or (xi).”
      (z) Section 5.02(p)(ii) of the Credit Agreement is hereby amended and restated to read as follows:
     “(ii) any agreement or instrument evidencing Existing Debt or Non-Recourse Debt permitted under Section 5.02(b)(iv) and”
      (aa) Section 5.02(r) of the Credit Agreement is hereby amended and restated to read as follows:
     “(r) Maximum New Hire Bonuses. Make aggregate cash payments in connection with the hiring or engagement of officers, employees or representatives of the Borrower (“New Hire Bonuses”) in any Measurement Period in excess of the amount set forth below for such Measurement Period unless any payments in excess of such amount in any Measurement Period is approved in writing by the Administrative Agent in advance of such payment:

Maximum Amount of
Measurement Period Ending	New Hire Bonuses
June 30, 2006	$6,500,000
September 30, 2006	$15,000,000
December 31, 2006	$20,000,000
March 31, 2007	$20,000,000
June 30, 2007	$20,000,000
September 30, 2007	$20,000,000
December 31, 2007	$20,000,000
March 31, 2008	$15,000,000
June 30, 2008 and thereafter	$10,000,000

      (bb) Section 5.04(a) of the Credit Agreement is hereby amended and restated to read as follows:
     “(a) Debt/EBITDA Ratio. Maintain at all times a Debt/EBITDA Ratio of not more than the amount set forth below for each Measurement Period set forth below:

Quarter Ending	Ratio
June 30, 2006	3.50:1.00
September 30, 2006	3.50:1.00
December 31, 2006	3.50:1.00
March 31, 2007	3.50:1.00
June 30, 2007	3.50:1.00
September 30, 2007	3.25:1.00
December 31, 2007	3.00:1.00
March 31, 2008 and thereafter	2.50:1.00
provided, however, that the Borrower may maintain a Debt/EBITDA Ratio of not more than 4.50:1.00 for each of the Measurement Periods ending March 31, 2007 and June 30, 2007, provided that (i) on or before the last day of the relevant Measurement Period, the Borrower shall have consummated the acquisition of any two of the properties listed on Schedule IV hereto and (ii) no Non-Recourse Debt shall have been incurred under Section 5.02(b)(iv).”
      (cc) Section 5.04(c) of the Credit Agreement is hereby amended and restated to read as follows:
     “(c) EBITDA. Maintain at all times EBITDA of the Borrower and its Restricted Subsidiaries of not less than the amount set forth below for each Measurement Period set forth below:

Quarter Ending	EBITDA
June 30, 2006	$8,500,000
September 30, 2006	$8,500,000
December 31, 2006	$10,000,000
March 31, 2007	$10,000,000
June 30, 2007	$12,500,000
September 30, 2007	$15,000,000
December 31, 2007	$15,000,000
March 31, 2008	$19,000,000
June 30, 2008	$19,000,000
September 30, 2008	$19,000,000
December 31, 2008 and thereafter	$22,000,000

      (dd) Section 9.11 of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:
     “Notwithstanding anything herein to the contrary, in connection with the granting of a Lien contemplated by Section 5.02(a)(x), the Administrative Agent may, in its reasonable discretion, release or subordinate the Lien granted in favor of the Administrative Agent on behalf of the Lenders in accordance with Section 5.01(j)(viii).”
      (ee) Schedule I (Commitments, Pro Rata Shares and Applicable Lending Offices) to the Credit Agreement is hereby replaced with Schedule I attached hereto.
          2. Limited Waiver. In consideration of the mutual undertakings herein expressed, each of the Administrative Agent and the Lender Parties hereby waives (a) compliance by the Borrower with the requirements of Section 5.02(e)(i) of the Credit Agreement solely to the extent necessary to permit the Loopnet Sale and (b) any Default or Event of Default that may now exist by reason of the Borrower having consummated the Loopnet Sale.
          3. Effectiveness of Amendment. This Second Letter Amendment (this “Amendment”) shall become effective as of the date first above written solely when (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, (ii) all fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the date hereof shall have been paid in full and (iii) the Administrative Agent shall have received payment in full of an amendment fee equal to 0.15% of the sum of the Commitments of those Lenders that have executed and delivered to the Administrative Agent a signature page to this Amendment, which fee shall be for the ratable benefit of such Lenders.
          4. Ratification. The Credit Agreement, as amended hereby, the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
[The remainder of this page is intentionally blank.]

     This Amendment constitutes a Loan Document and shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, GRUBB & ELLIS COMPANY, as Borrower
By	/s/ Mark E. Rose
	Name:	Mark E. Rose
	Title:	Chief Executive Officer

(Signatures continued on next page)

Agreed as of the date first above written:
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent and a Lender

By	/s/ James Rolison

Name: James Rolison
Title: Director

By	/s/ Linda Wang

Name: Linda Wang
Title: Director
(Signatures continued on next page)

KEY BANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Robert C. Avil

Name: Robert C. Avil
Title: Senior Vice President
(Signatures continued on next page)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By	/s/ James McKeon

Name: James McKeon
Title: Vice President
(Signatures continued on next page)

CITIZENS BANK,
as a Lender

By	/s/ Todd A. Seehase

Name: Todd A. Seehase
Title: Vice President
(Signatures continued on next page)

CONSENT
Dated as of February 16, 2007
          Each of the undersigned, as a Guarantor under the Guaranty set forth in Article VIII of the Amended and Restated Credit Agreement dated as of April 14, 2006, as amended by a certain First Letter Amendment dated as of June 16, 2006, in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing Second Letter Amendment, hereby consents to such Second Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Second Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

GRUBB & ELLIS AFFILIATES, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS MANAGEMENT SERVICES, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS OF ARIZONA, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS ASSET SERVICES COMPANY
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS CONSULTING SERVICES COMPANY
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS INSTITUTIONAL PROPERTIES, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS OF MICHIGAN, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS MORTGAGE GROUP, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS OF NEVADA, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS NEW YORK, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS ADVISERS OF CALIFORNIA, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS SOUTHEAST PARTNERS, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

HSM INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

WM. A. WHITE/GRUBB & ELLIS INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

LANDAUER HOSPITALITY INTERNATIONAL, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

LANDAUER SECURITIES, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury

GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Senior Vice President, Finance and Treasury